UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3346

                             Oppenheimer Value Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: October 31

          Date of reporting period: November 1, 2003 - October 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
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TOP TEN COMMON STOCK HOLDINGS
-------------------------------------------------------------------------------
BP plc, ADR                                                                5.2%
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International Business Machines Corp.                                      5.2
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Altria Group, Inc.                                                         5.2
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UnitedGlobalCom, Inc., Cl. A                                               4.8
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Raytheon Co.                                                               4.8
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Bank of America Corp.                                                      4.6
-------------------------------------------------------------------------------
Cendant Corp.                                                              4.4
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General Electric Co.                                                       4.2
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Take-Two Interactive Software, Inc.                                        4.1
-------------------------------------------------------------------------------
Citigroup, Inc.                                                            4.0

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2004, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
-------------------------------------------------------------------------------
Diversified Financial Services                                            10.4%
-------------------------------------------------------------------------------
Media                                                                      8.8
-------------------------------------------------------------------------------
Commercial Banks                                                           8.1
-------------------------------------------------------------------------------
Oil & Gas                                                                  7.9
-------------------------------------------------------------------------------
Industrial Conglomerates                                                   6.5
-------------------------------------------------------------------------------
Aerospace & Defense                                                        6.4
-------------------------------------------------------------------------------
Computers & Peripherals                                                    5.5
-------------------------------------------------------------------------------
Diversified Telecommunication Services                                     5.2
-------------------------------------------------------------------------------
Tobacco                                                                    5.2
-------------------------------------------------------------------------------
Software                                                                   5.1

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2004, and are based on net assets.


                           8 | OPPENHEIMER VALUE FUND

--------------------------------------------------------------------------------
SECTOR ALLOCATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

  Financials                             26.3%

   Diversified Financial Services        10.5

   Commercial Banks                       8.3

   Insurance                              5.0

   Thrifts & Mortgage Finance             2.5

  Industrials                            17.8

  Information Technology                 12.4

  Consumer Discretionary                 12.2

  Energy                                  9.1

  Telecommunication Services              5.3

  Consumer Staples                        5.3

  Utilities                               4.8

  Materials                               4.1

  Health Care                             2.7

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2004, and are based on common stocks.
--------------------------------------------------------------------------------


                           9 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 2004, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund generated successful results during the past 12 months, driven partly by the portfolio's overweighting of the industrials sector and strong stock selection in the industrials, health care and technology sectors.

      Our management strategy remained consistent during the period, as it does in all types of market environments. We look for companies with strong fundamentals and whose long-term earnings power we believe is being underestimated by Wall Street.

      The portfolio's weighting in consumer staples stocks fell during the period as we followed our investment strategy. Much of that reduction stemmed from our sale of warehouse club retailer Costco Wholesale Corp. This company had performed well for the Fund, and we sold our shares as they rose and began reflecting the company's improving margin prospects. At the same time, the portfolio's technology weighting increased, fueled in part by our purchase of video game maker Take-Two Interactive Software, Inc. In our opinion, this company was significantly undervalued and poised to benefit from the forthcoming release of San Andreas, the next game in the company's popular Grand Theft Auto franchise.

      As we mentioned, the industrials sector added to the Fund's results. In particular, we benefited from defense contractor Raytheon Co. and a leading defense contractor. Raytheon, a large holding for most of the reporting period, has been a classic turnaround story. The company has gained market share as a result of its significant emphasis in electronics, intelligence and communications.

      The Fund also benefited from stock selection in the health care sector. A managed healthcare provider was successful in turning around its operations and was an especially positive contributor during the period. Also, the pharmaceutical stocks owned in the portfolio performed well compared to other drug companies.

      On the negative side, the telecommunications sector dragged down performance, especially our investment in IDT Corp. Investors worried that recent regulatory changes affecting the telecom-services company's competitive local exchange business could squeeze profit margins. Despite this challenge, we continued to hold onto our shares of IDT. The company owns other attractive businesses and offered strong value, in our opinion. Being underweighted in the energy sector during a time of rising oil prices also hurt performance. While we benefited overall from the energy stocks we did own, such as U.K.-based petroleum giant BP plc, ADR, maintaining a smaller weighting in energy companies relative to the benchmark detracted from results.


                           10 | OPPENHEIMER VALUE FUND

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2004. In the case of Class A shares, performance is measured over a ten-fiscal-year period. In the case of Class B, performance is measured from inception of the class on October 2, 1995. In the case of Class C, performance is measured from inception of the class on May 1, 1996. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                           11 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Oppenheimer Value Fund (Class A)

     S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                    Oppenheimer Value
        Date                         Fund (Class A)          S&P 500 Index

     12/31/1993                          9,425                   10,000
     03/31/1994                          9,207                    9,621
     06/30/1994                          9,027                    9,662
     09/30/1994                          9,488                   10,133
     12/31/1994                          9,363                   10,131
     03/31/1995                         10,188                   11,117
     06/30/1995                         11,052                   12,176
     09/30/1995                         11,991                   13,143
     12/31/1995                         12,772                   13,934
     03/31/1996                         13,380                   14,682
     06/30/1996                         13,548                   15,340
     09/30/1996                         13,925                   15,814
     10/31/1996 1                       14,229                   16,250
     01/31/1997                         15,742                   18,201
     04/30/1997                         15,750                   18,641
     07/31/1997                         18,585                   22,303
     10/31/1997                         18,156                   21,466
     01/31/1998                         18,419                   23,097
     04/30/1998                         20,748                   26,295
     07/31/1998                         19,478                   26,609
     10/31/1998                         18,564                   26,191
     01/31/1999                         20,635                   30,606
     04/30/1999                         20,802                   32,035
     07/31/1999                         20,449                   31,985
     10/31/1999                         19,232                   32,913
     01/31/2000                         18,094                   33,771
     04/30/2000                         19,477                   35,278
     07/31/2000                         19,049                   34,852
     10/31/2000                         18,731                   34,913
     01/31/2001                         20,357                   33,467
     04/30/2001                         19,935                   30,704
     07/31/2001                         20,191                   29,861
     10/31/2001                         17,682                   26,224
     01/31/2002                         19,395                   28,067
     04/30/2002                         19,417                   26,830
     07/31/2002                         16,373                   22,809
     10/31/2002                         16,418                   22,265
     01/31/2003                         16,777                   21,610
     04/30/2003                         17,300                   23,260
     07/31/2003                         19,349                   25,235
     10/31/2003                         20,551                   26,893
     01/31/2004                         23,201                   29,075
     04/30/2004                         22,375                   28,579
     07/31/2004                         22,486                   28,556
     10/31/2004                         23,602                   29,424

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 10/31/04

1-Year 8.24%   5-Year 2.95%   10-Year 8.73%

1. The Fund changed its fiscal year-end from 12/31 to 10/31.


                           12 | OPPENHEIMER VALUE FUND

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Oppenheimer Value Fund (Class B)

     S&P 500 Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                    Oppenheimer Value
        Date                         Fund (Class B)          S&P 500 Index

     10/02/1995                         10,000                   10,000
     12/31/1995                         10,804                   10,602
     03/31/1996                         11,294                   11,170
     06/30/1996                         11,399                   11,671
     09/30/1996                         11,683                   12,032
     10/31/1996 1                       11,930                   12,364
     01/31/1997                         13,169                   13,848
     04/30/1997                         13,143                   14,183
     07/31/1997                         15,487                   16,969
     10/31/1997                         15,105                   16,332
     01/31/1998                         15,287                   17,573
     04/30/1998                         17,188                   20,007
     07/31/1998                         16,114                   20,245
     10/31/1998                         15,327                   19,928
     01/31/1999                         17,002                   23,286
     04/30/1999                         17,109                   24,374
     07/31/1999                         16,780                   24,335
     10/31/1999                         15,754                   25,041
     01/31/2000                         14,798                   25,694
     04/30/2000                         15,901                   26,841
     07/31/2000                         15,515                   26,517
     10/31/2000                         15,237                   26,563
     01/31/2001                         16,526                   25,463
     04/30/2001                         16,158                   23,360
     07/31/2001                         16,328                   22,719
     10/31/2001                         14,280                   19,952
     01/31/2002                         15,663                   21,354
     04/30/2002                         15,680                   20,413
     07/31/2002                         13,223                   17,354
     10/31/2002                         13,258                   16,940
     01/31/2003                         13,549                   16,442
     04/30/2003                         13,971                   17,697
     07/31/2003                         15,625                   19,200
     10/31/2003                         16,596                   20,461
     01/31/2004                         18,736                   22,121
     04/30/2004                         18,069                   21,744
     07/31/2004                         18,159                   21,727
     10/31/2004                         19,061                   22,387

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 10/31/04

1-Year 8.75%   5-Year 2.99%   Since Inception (10/2/95) 7.36%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE SINCE INCEPTION RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year-end from 12/31 to 10/31.


                           13 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Oppenheimer Value Fund (Class C)

     S&P 500 Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                    Oppenheimer Value
        Date                         Fund (Class C)          S&P 500 Index

     05/01/1996                         10,000                   10,000
     06/30/1996                         10,061                   10,297
     09/30/1996                         10,314                   10,615
     10/31/1996 1                       10,535                   10,908
     01/31/1997                         11,629                   12,217
     04/30/1997                         11,606                   12,512
     07/31/1997                         13,676                   14,971
     10/31/1997                         13,341                   14,409
     01/31/1998                         13,508                   15,503
     04/30/1998                         15,186                   17,650
     07/31/1998                         14,233                   17,861
     10/31/1998                         13,537                   17,581
     01/31/1999                         15,012                   20,544
     04/30/1999                         15,115                   21,503
     07/31/1999                         14,821                   21,469
     10/31/1999                         13,918                   22,092
     01/31/2000                         13,070                   22,668
     04/30/2000                         14,049                   23,679
     07/31/2000                         13,712                   23,394
     10/31/2000                         13,463                   23,435
     01/31/2001                         14,600                   22,464
     04/30/2001                         14,270                   20,609
     07/31/2001                         14,423                   20,043
     10/31/2001                         12,605                   17,602
     01/31/2002                         13,804                   18,839
     04/30/2002                         13,795                   18,009
     07/31/2002                         11,607                   15,310
     10/31/2002                         11,616                   14,945
     01/31/2003                         11,841                   14,505
     04/30/2003                         12,195                   15,613
     07/31/2003                         13,602                   16,939
     10/31/2003                         14,423                   18,051
     01/31/2004                         16,241                   19,516
     04/30/2004                         15,638                   19,183
     07/31/2004                         15,678                   19,168
     10/31/2004                         16,418                   19,750

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 10/31/04

1-Year  12.83%   5-Year  3.36%   Since Inception (5/1/96)  6.01%

1. The Fund changed its fiscal year-end from 12/31 to 10/31.


                           14 | OPPENHEIMER VALUE FUND

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Oppenheimer Value Fund (Class N)

     S&P 500 Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                    Oppenheimer Value
        Date                         Fund (Class N)          S&P 500 Index

     03/01/2001                         10,000                   10,000
     04/30/2001                          9,928                   10,094
     07/31/2001                         10,050                    9,817
     10/31/2001                          8,794                    8,621
     01/31/2002                          9,635                    9,227
     04/30/2002                          9,640                    8,821
     07/31/2002                          8,126                    7,499
     10/31/2002                          8,143                    7,320
     01/31/2003                          8,307                    7,104
     04/30/2003                          8,563                    7,647
     07/31/2003                          9,564                    8,296
     10/31/2003                         10,154                    8,841
     01/31/2004                         11,453                    9,559
     04/30/2004                         11,034                    9,396
     07/31/2004                         11,079                    9,388
     10/31/2004                         11,615                    9,674

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 10/31/04

1-Year 13.39%   5-Year N/A   Since Inception (3/1/01) 4.17%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 17 FOR FURTHER INFORMATION.


                           15 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Oppenheimer Value Fund (Class Y)

     S&P 500 Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                    Oppenheimer Value
        Date                         Fund (Class Y)          S&P 500 Index

     12/16/1996                         10,000                   10,000
     01/31/1997                         10,699                   10,624
     04/30/1997                         10,693                   10,881
     07/31/1997                         12,637                   13,019
     10/31/1997                         12,362                   12,531
     01/31/1998                         12,552                   13,482
     04/30/1998                         14,145                   15,349
     07/31/1998                         13,292                   15,532
     10/31/1998                         12,687                   15,289
     01/31/1999                         14,111                   17,866
     04/30/1999                         14,238                   18,700
     07/31/1999                         13,984                   18,670
     10/31/1999                         13,170                   19,212
     01/31/2000                         12,392                   19,713
     04/30/2000                         13,355                   20,593
     07/31/2000                         13,062                   20,344
     10/31/2000                         12,851                   20,380
     01/31/2001                         13,980                   19,536
     04/30/2001                         13,709                   17,923
     07/31/2001                         13,905                   17,431
     10/31/2001                         12,196                   15,308
     01/31/2002                         13,387                   16,383
     04/30/2002                         13,409                   15,661
     07/31/2002                         11,321                   13,314
     10/31/2002                         11,321                   12,997
     01/31/2003                         11,557                   12,614
     04/30/2003                         11,981                   13,578
     07/31/2003                         13,391                   14,730
     10/31/2003                         14,240                   15,698
     01/31/2004                         16,090                   16,972
     04/30/2004                         15,541                   16,683
     07/31/2004                         15,633                   16,669
     10/31/2004                         16,418                   17,176

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 10/31/04

1-Year 15.30%   5-Year 4.51%   Since Inception (12/16/96) 6.50%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 17 FOR FURTHER INFORMATION.


                           16 | OPPENHEIMER VALUE FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund's investment objectives, risks, and other charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                           17 | OPPENHEIMER VALUE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2004.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                           18 | OPPENHEIMER VALUE FUND
the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                         BEGINNING     ENDING        EXPENSES
                         ACCOUNT       ACCOUNT       PAID DURING
                         VALUE         VALUE         6 MONTHS ENDED
                         (5/1/04)      (10/31/04)    OCTOBER 31, 2004
---------------------------------------------------------------------
Class A Actual           $ 1,000.00    $ 1,054.90    $  5.54
---------------------------------------------------------------------
Class A Hypothetical       1,000.00      1,019.76       5.45
---------------------------------------------------------------------
Class B Actual             1,000.00      1,049.70      10.15
---------------------------------------------------------------------
Class B Hypothetical       1,000.00      1,015.28       9.98
---------------------------------------------------------------------
Class C Actual             1,000.00      1,049.90       9.73
---------------------------------------------------------------------
Class C Hypothetical       1,000.00      1,015.69       9.57
---------------------------------------------------------------------
Class N Actual             1,000.00      1,052.60       7.35
---------------------------------------------------------------------
Class N Hypothetical       1,000.00      1,018.00       7.23
---------------------------------------------------------------------
Class Y Actual             1,000.00      1,056.40       3.16
---------------------------------------------------------------------
Class Y Hypothetical       1,000.00      1,022.07       3.11

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended October 31, 2004 are as follows:

CLASS     EXPENSE RATIOS
------------------------
Class A        1.07%
------------------------
Class B        1.96
------------------------
Class C        1.88
------------------------
Class N        1.42
------------------------
Class Y        0.61


                           19 | OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS  October 31, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--98.1%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--11.9%
--------------------------------------------------------------------------------
HOTELS,RESTAURANTS & LEISURE--3.1%
McDonald's Corp.                                         657,670   $  19,171,081
--------------------------------------------------------------------------------
MEDIA--8.8%
Liberty Media
Corp., Cl. A 1                                         2,704,670      24,125,656
--------------------------------------------------------------------------------
UnitedGlobalCom,
Inc., Cl. A 1                                          3,932,062      29,411,824
                                                                   -------------
                                                                      53,537,480

--------------------------------------------------------------------------------
CONSUMER STAPLES--5.2%
--------------------------------------------------------------------------------
TOBACCO--5.2%
Altria Group, Inc.                                       649,600      31,479,616
--------------------------------------------------------------------------------
ENERGY--8.9%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.0%
Halliburton Co.                                          164,710       6,100,858
--------------------------------------------------------------------------------
OIL & GAS--7.9%
BP plc, ADR                                              547,130      31,870,323
--------------------------------------------------------------------------------
Kinder Morgan, Inc.                                       70,730       4,552,890
--------------------------------------------------------------------------------
LUKOIL, Sponsored
ADR                                                       94,850      11,832,538
                                                                   -------------
                                                                      48,255,751

--------------------------------------------------------------------------------
FINANCIALS--25.9%
--------------------------------------------------------------------------------
COMMERCIAL BANKS--8.1%
Bank of America
Corp.                                                    620,538      27,793,897
--------------------------------------------------------------------------------
Commerce
Bancorp, Inc.                                             63,600       3,767,664
--------------------------------------------------------------------------------
Wells Fargo & Co.                                        302,260      18,050,967
                                                                   -------------
                                                                      49,612,528

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--10.4%
Citigroup, Inc.                                          551,746      24,480,970
--------------------------------------------------------------------------------
Franklin Resources,
Inc.                                                     322,060      19,523,277
--------------------------------------------------------------------------------
Lehman Brothers
Holdings, Inc.                                           234,200      19,239,530
                                                                   -------------
                                                                      63,243,777

--------------------------------------------------------------------------------
INSURANCE--4.9%
Genworth Financial,
Inc., Cl. A                                              111,300       2,655,618
--------------------------------------------------------------------------------
Platinum Underwriters
Holdings Ltd.                                            161,800       4,732,650
--------------------------------------------------------------------------------
Prudential Financial,
Inc.                                                     477,650      22,196,396
                                                                   -------------
                                                                      29,584,664

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.5%
Freddie Mac                                              227,930      15,180,138
--------------------------------------------------------------------------------
HEALTH CARE--2.6%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--2.6%
MedImmune, Inc. 1                                        108,700       3,089,254
--------------------------------------------------------------------------------
Wyeth                                                    325,970      12,924,711
                                                                   -------------
                                                                      16,013,965

--------------------------------------------------------------------------------
INDUSTRIALS--17.5%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--6.4%
Empresa Brasileira
de Aeronautica
SA, ADR                                                  370,200       9,825,108
--------------------------------------------------------------------------------
Raytheon Co.                                             800,890      29,216,467
                                                                   -------------
                                                                      39,041,575

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--4.4%
Cendant Corp.                                          1,291,290      26,587,661
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--6.5%
General Electric Co.                                     755,510      25,778,001
--------------------------------------------------------------------------------
Tyco International
Ltd.                                                     443,770      13,823,436
                                                                   -------------
                                                                      39,601,437

--------------------------------------------------------------------------------
MACHINERY--0.2%
Deere & Co.                                               23,900       1,428,742
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--12.2%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--5.5%
Hewlett-Packard Co.                                       97,480       1,818,977
--------------------------------------------------------------------------------
International Business
Machines Corp.                                           351,170      31,517,508
                                                                   -------------
                                                                      33,336,485


                           20 | OPPENHEIMER VALUE FUND

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.6%
National
Semiconductor
Corp. 1                                                  560,900   $   9,367,030
--------------------------------------------------------------------------------
SOFTWARE--5.1%
Compuware Corp. 1                                        549,220       3,179,984
--------------------------------------------------------------------------------
Novell, Inc. 1                                           435,700       3,132,683
--------------------------------------------------------------------------------
Take-Two Interactive
Software, Inc. 1                                         756,450      24,932,592
                                                                   -------------
                                                                      31,245,259

--------------------------------------------------------------------------------
MATERIALS--4.0%
--------------------------------------------------------------------------------
CHEMICALS--2.4%
Dow Chemical Co.                                          66,850       3,004,239
--------------------------------------------------------------------------------
Praxair, Inc.                                            280,280      11,827,816
                                                                   -------------
                                                                      14,832,055

--------------------------------------------------------------------------------
METALS & MINING--1.6%
Alcan, Inc.                                               91,600       4,242,912
--------------------------------------------------------------------------------
Inco Ltd. 1                                              145,830       5,162,382
                                                                   -------------
                                                                       9,405,294

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--5.2%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--5.2%
IDT Corp., Cl. B 1                                     1,216,793      16,816,079
--------------------------------------------------------------------------------
SBC Communications,
Inc.                                                     353,770       8,936,230
--------------------------------------------------------------------------------
Verizon
Communications, Inc.                                     157,800       6,169,980
                                                                   -------------
                                                                      31,922,289

--------------------------------------------------------------------------------
UTILITIES--4.7%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.6%
AES Corp. (The) 1                                      1,443,330      15,732,295
--------------------------------------------------------------------------------
PG&E Corp. 1                                             197,920       6,341,357
                                                                   -------------
                                                                      22,073,652

--------------------------------------------------------------------------------
GAS UTILITIES--1.1%
Sempra Energy                                            191,800       6,432,972
                                                                   -------------
Total Common Stocks
(Cost $532,345,109)                                                  597,454,309

                                                      PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.3%
--------------------------------------------------------------------------------
Undivided interest of 24.40% in joint
repurchase agreement (Principal Amount/
Value $57,987,000, with a maturity value
of $57,995,553) with Zions Bank/Capital
Markets Group, 1.77%, dated 10/29/04,
to be repurchased at $14,150,087 on
11/1/04, collateralized by U.S. Treasury
Nts., 2.375%, 8/15/06, with a
value of $59,191,443
(Cost $14,148,000)                                  $14,148,000      14,148,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $546,493,109)                                       100.4%    611,602,309
--------------------------------------------------------------------------------
LIABILITIES
IN EXCESS OF
OTHER ASSETS                                               (0.4)     (2,619,304)
                                                    ----------------------------
NET ASSETS                                                100.0%  $ 608,983,005
                                                    ============================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           21 | OPPENHEIMER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2004
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value (cost $546,493,109)--see accompanying statement of investments   $    611,602,309
-------------------------------------------------------------------------------------------------------
Cash                                                                                            262,537
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of capital stock sold                                                                  1,562,927
Investments sold                                                                              1,480,621
Interest and dividends                                                                          698,414
Other                                                                                             9,733
                                                                                       ----------------
Total assets                                                                                615,616,541

-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                         5,574,009
Shares of capital stock redeemed                                                                657,311
Transfer and shareholder servicing agent fees                                                   120,617
Distribution and service plan fees                                                              118,868
Shareholder communications                                                                       69,271
Directors' compensation                                                                          56,919
Other                                                                                            36,541
                                                                                       ----------------
Total liabilities                                                                             6,633,536


-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $    608,983,005
                                                                                       ================

-------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                   $         29,023
-------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                  537,262,821
-------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                             1,545,458
-------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                5,036,503
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                   65,109,200
                                                                                       ----------------
NET ASSETS                                                                             $    608,983,005
                                                                                       ================


                           22 | OPPENHEIMER VALUE FUND

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $378,784,635 and
17,913,014 shares of capital stock outstanding)                                                   $ 21.15
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)   $ 22.44
---------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $85,683,190 and 4,143,459 shares
of capital stock outstanding)                                                                     $ 20.68
---------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $79,501,358 and 3,894,456 shares
of capital stock outstanding)                                                                     $ 20.41
---------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $33,099,610 and 1,591,177 shares
of capital stock outstanding)                                                                     $ 20.80
---------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$31,914,212 and 1,481,389 shares of capital stock outstanding)                                    $ 21.54

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           23 | OPPENHEIMER VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $86,289)          $    8,092,346
--------------------------------------------------------------------------------
Interest                                                                114,391
                                                                 ---------------
Total investment income                                               8,206,737

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       2,702,576
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 743,002
Class B                                                                 772,119
Class C                                                                 612,515
Class N                                                                 116,310
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 636,014
Class B                                                                 249,851
Class C                                                                 160,911
Class N                                                                  80,227
Class Y                                                                   2,098
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                  58,120
Class B                                                                  43,767
Class C                                                                  15,791
Class N                                                                     264
--------------------------------------------------------------------------------
Directors' compensation                                                  19,021
--------------------------------------------------------------------------------
Accounting service fees                                                  15,000
--------------------------------------------------------------------------------
Custodian fees and expenses                                               8,269
--------------------------------------------------------------------------------
Other                                                                   101,195
                                                                 ---------------
Total expenses                                                        6,337,050
Less reduction to custodian expenses                                     (2,417)
Less payments and waivers of expenses                                    (3,739)
                                                                 ---------------
Net expenses                                                          6,330,894

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 1,875,843

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on:
Investments                                                          36,947,651
Foreign currency transactions                                            38,230
Net increase from payment by affiliate                                  126,396
                                                                 ---------------
Net realized gain                                                    37,112,277
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                 18,764,765

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $   57,752,885
                                                                 ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           24 | OPPENHEIMER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                2004              2003
---------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------
Net investment income                                      $     1,875,843   $       300,084
---------------------------------------------------------------------------------------------
Net realized gain                                               37,112,277        15,182,559
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation                           18,764,765        39,305,650
                                                           ----------------------------------
Net increase in net assets resulting from operations            57,752,885        54,788,293

---------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                           (574,991)         (328,372)
Class B                                                                 --                --
Class C                                                                 --                --
Class N                                                            (59,111)           (4,026)
Class Y                                                            (16,057)           (1,634)

---------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital
stock transactions:
Class A                                                        126,690,468        35,867,196
Class B                                                         15,328,730         2,513,021
Class C                                                         40,268,281        14,468,487
Class N                                                         23,054,671         5,433,039
Class Y                                                         28,001,783         1,172,727

---------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------
Total increase                                                 290,446,659       113,908,731
--------------------------------------------------------------------------------------------
Beginning of period                                            318,536,346       204,627,615
                                                           ----------------------------------
End of period (including accumulated net investment
income of $1,545,458 and $158,891, respectively)           $   608,983,005   $   318,536,346
                                                           ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           25 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED OCTOBER 31,                            2004            2003            2002            2001           2000
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $   18.46       $   14.78       $   15.93       $   17.06     $    20.69
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .13 1           .04             .07             .03            .16
Net realized and unrealized gain (loss)                       2.61            3.67           (1.21)           (.98)          (.65)
                                                         ---------------------------------------------------------------------------
Total from investment operations                              2.74            3.71           (1.14)           (.95)          (.49)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.05)           (.03)           (.01)           (.18)          (.16)
Distributions from net realized gain                            --              --              --              --          (2.98)
                                                         ---------------------------------------------------------------------------
Total dividends and/or distributions to shareholders          (.05)           (.03)           (.01)           (.18)         (3.14)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   21.15       $   18.46       $   14.78       $   15.93     $    17.06
                                                         ===========================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                           14.85%          25.18%          (7.15)%         (5.60)%        (2.60)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $ 378,785       $ 215,019       $ 141,563       $ 166,285     $  181,566
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $ 303,560       $ 166,143       $ 166,319       $ 181,631     $  234,840
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                         0.66%           0.37%           0.38%           0.19%          0.66%
Total expenses                                                1.07% 4,5       1.22% 4,5       1.22% 4,5       1.26% 4        1.17% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         85%            117%            150%            336%            86%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           26 | OPPENHEIMER VALUE FUND

CLASS B     YEAR ENDED OCTOBER 31,                             2004            2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   18.18       $   14.64      $   15.89      $   16.99     $    20.58
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                            (.05) 1         (.06)          (.10)          (.11)          (.05)
Net realized and unrealized gain (loss)                        2.55            3.60          (1.15)          (.97)          (.56)
                                                          ------------------------------------------------------------------------
Total from investment operations                               2.50            3.54          (1.25)         (1.08)          (.61)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                             --              --             --           (.02)            --
Distributions from net realized gain                             --              --             --             --          (2.98)
                                                          ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                  --              --             --           (.02)         (2.98)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   20.68       $   18.18      $   14.64      $   15.89     $    16.99
                                                          ========================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                            13.75%          24.18%        (7.87)%         (6.34)%        (3.28)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $  85,683       $  60,858      $  47,323      $  57,584     $   64,287
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $  77,341       $  51,476      $  56,200      $  65,115     $   79,239
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                           (0.24)%         (0.44)%        (0.40)%        (0.57)%        (0.14)%
Total expenses                                                 1.98%           2.14%          2.01%          2.01%          1.93%
Expenses after payments and waivers
and reduction to custodian expenses                             N/A 4          2.05%           N/A 4,5        N/A 4          N/A 4
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          85%            117%           150%           336%            86%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           27 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED OCTOBER 31,                             2004            2003            2002            2001         2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   17.93       $   14.44       $   15.67       $   16.77     $  20.35
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                   (.03) 1          .03            (.01)           (.08)        (.04)
Net realized and unrealized gain (loss)                        2.51            3.46           (1.22)           (.99)        (.56)
                                                          -------------------------------------------------------------------------
Total from investment operations                               2.48            3.49           (1.23)          (1.07)        (.60)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                             --              --              --            (.03)          --
Distributions from net realized gain                             --              --              --              --        (2.98)
                                                          -------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                  --              --              --            (.03)       (2.98)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   20.41       $   17.93       $   14.44       $   15.67     $  16.77
                                                          =========================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                            13.83%          24.17%          (7.85)%         (6.38)%      (3.27)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $  79,501       $  32,625       $  13,466       $  10,494     $  9,849
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $  61,387       $  21,366       $  12,977       $  11,088     $ 11,975
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                           (0.17)%         (0.49)%         (0.41)%         (0.56)%      (0.14)%
Total expenses                                                 1.89% 4,5       2.07% 4,5       2.00% 4,5       2.01% 4      1.93% 4
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          85%            117%           150%             336%          86%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           28 | OPPENHEIMER VALUE FUND

CLASS N     YEAR ENDED OCTOBER 31,                             2004            2003           2002         2001 1
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   18.25       $   14.68      $   15.90      $   18.08
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                    .06 2           .03            .05           (.02)
Net realized and unrealized gain (loss)                        2.56            3.59          (1.22)         (2.16)
                                                          ---------------------------------------------------------
Total from investment operations                               2.62            3.62          (1.17)         (2.18)
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.07)           (.05)          (.05)            --
Distributions from net realized gain                             --              --             --             --
                                                          ---------------------------------------------------------
Total dividends and/or distributions to shareholders           (.07)           (.05)          (.05)            --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   20.80       $   18.25      $   14.68      $   15.90
                                                          =========================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                            14.39%          24.70%         (7.41)%       (12.06)%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $  33,100       $   7,417      $   1,201      $      12
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $  23,344       $   3,275      $     508      $       5
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                   0.28%          (0.03)%         0.00%         (0.45)%
Total expenses                                                 1.45%           1.61%          1.49%          1.61%
Expenses after payments and waivers and reduction
to custodian expenses                                           N/A 5,6        1.55%           N/A 5,6        N/A 5
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          85%            117%           150%           336%

1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           29 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y     YEAR ENDED OCTOBER 31,                             2004            2003           2002           2001          2000
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   18.79       $   14.96      $   16.20      $   17.07      $  20.72
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                    .24 1         (1.86) 1         .06 1          .10 1         .17 1
Net realized and unrealized gain (loss)                        2.62            5.71 1        (1.21) 1        (.97) 1       (.63) 1
                                                          ------------------------------------------------------------------------
Total from investment operations                               2.86            3.85          (1.15)          (.87)         (.46)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.11)           (.02)          (.09)            --          (.21)
Distributions from net realized gain                             --              --             --             --         (2.98)
                                                          ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                (.11)           (.02)          (.09)            --         (3.19)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   21.54       $   18.79      $   14.96      $   16.20      $  17.07
                                                          ========================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                            15.30%          25.78%         (7.18)%        (5.10)%       (2.42)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $  31,914       $   2,617      $   1,074      $     638      $      1
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $   8,398       $   1,558      $     955      $     155      $ 48,714
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                          1.17%           0.76%          0.33%          0.62%         1.06%
Total expenses                                                 0.61%           1.19%          3.77%          1.20%         0.97%
Expenses after payments and waivers and
reduction to custodian expenses                                 N/A 4          0.80%          1.23%          0.83%          N/A 4
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          85%            117%           150%           336%           86%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           30 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price earnings ratios and better-than-anticipated earnings. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair


                           31 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of


                           32 | OPPENHEIMER VALUE FUND
its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
    INCOME                    GAIN     CARRYFORWARD 1,2         TAX PURPOSES
    ------------------------------------------------------------------------
    $ 1,601,750        $ 5,711,852                 $ --         $ 64,433,852

1. During the fiscal year ended October 31, 2004, the Fund utilized $29,785,615 a,b of capital loss carryforward to offset capital gains realized in that fiscal year.

   a. Includes $1,348,115 of capital loss carryforwards acquired in the November 6, 2003 merger of Oppenheimer Select Managers Salomon Brothers All Cap Fund.

   b. Includes $444,392 of capital loss carryforwards acquired in the September 18, 2003 merger of Oppenheimer Trinity Value Fund.

2. During the fiscal year ended October 31, 2003, the Fund utilized $13,852,965 c of capital loss carryforward to offset capital gains realized in that fiscal year.

   c. Includes $52,353 of capital loss carryforwards acquired in the September 18, 2003 merger of Oppenheimer Trinity Value Fund.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                       INCREASE TO            REDUCTION TO
                                       ACCUMULATED         ACCUMULATED NET
                 INCREASE TO        NET INVESTMENT           REALIZED GAIN
                 PAID-IN CAPITAL            INCOME        ON INVESTMENTS 3
                 ---------------------------------------------------------
                 $ 2,377,284             $ 160,883             $ 2,538,167

3. $618,995, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended October 31, 2004 and October 31, 2003 was as follows:

                                            YEAR ENDED          YEAR ENDED
                                      OCTOBER 31, 2004    OCTOBER 31, 2003
           ---------------------------------------------------------------
           Distributions paid from:
           Ordinary income                   $ 650,159           $ 334,032


                           33 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities         $ 547,168,457
                                                        ==============

                 Gross unrealized appreciation          $  70,083,866
                 Gross unrealized depreciation             (5,650,014)
                                                        --------------
                 Net unrealized appreciation            $  64,433,852
                                                        ==============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2004, the Fund's projected benefit obligations were increased by $6,163 and payments of $2,806 were made to retired directors, resulting in an accumulated liability of $47,797 as of October 31, 2004.

      The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian


                           34 | OPPENHEIMER VALUE FUND
account during the period. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 600 million shares of $0.001 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                                  YEAR ENDED OCTOBER 31, 2004           YEAR ENDED OCTOBER 31, 2003
                                    SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------
CLASS A
Sold                             8,369,840    $   170,220,679          4,264,565    $    70,376,827
Dividends and/or
distributions reinvested            26,697            512,868             20,386            312,728
Acquisition-Note 5                 393,950          7,335,351            248,058          4,532,025
Redeemed                        (2,522,842)       (51,378,430)        (2,463,894)       (39,354,384)
                                --------------------------------------------------------------------
Net increase                     6,267,645    $   126,690,468          2,069,115    $    35,867,196
                                ====================================================================

----------------------------------------------------------------------------------------------------
CLASS B
Sold                             2,032,579    $    40,623,831          1,231,988    $    19,785,723
Dividends and/or
distributions reinvested                --                 --                 --                 --
Acquisition-Note 5                 286,209          5,246,208            113,904          2,051,415
Redeemed                        (1,523,503)       (30,541,309)        (1,230,153)       (19,324,117)
                                --------------------------------------------------------------------
Net increase                       795,285    $    15,328,730            115,739    $     2,513,021
                                ====================================================================

----------------------------------------------------------------------------------------------------
CLASS C
Sold                             2,218,314    $    43,763,468          1,864,248    $    28,908,203
Dividends and/or
distributions reinvested                --                 --                 --                 --
Acquisition-Note 5                 440,763          7,968,992            101,608          1,804,555
Redeemed                          (584,362)       (11,464,179)        (1,078,588)       (16,244,271)
                                --------------------------------------------------------------------
Net increase                     2,074,715    $    40,268,281            887,268    $    14,468,487
                                ====================================================================


                           35 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK Continued

                                  YEAR ENDED OCTOBER 31, 2004           YEAR ENDED OCTOBER 31, 2003
                                    SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------
CLASS N
Sold                             1,012,546    $    20,320,194            348,563    $     5,697,204
Dividends and/or
distributions reinvested             3,115             59,100                264              4,022
Acquisition-Note 5                 452,633          8,332,974             31,233            564,383
Redeemed                          (283,432)        (5,657,597)           (55,602)          (832,570)
                                --------------------------------------------------------------------
Net increase                     1,184,862    $    23,054,671            324,458    $     5,433,039
                                ====================================================================

----------------------------------------------------------------------------------------------------
CLASS Y
Sold                             1,405,605    $    29,328,236             65,067    $     1,092,179
Dividends and/or
distributions reinvested               822             16,039                105              1,632
Acquisition-Note 5                      51                969             33,446            621,753
Redeemed                           (64,351)        (1,343,461)           (31,137)          (542,837)
                                --------------------------------------------------------------------
Net increase                     1,342,127    $    28,001,783             67,481    $     1,172,727
                                ====================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2004, were $627,996,449 and $392,688,685, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million, and 0.45% of average annual net assets in excess of $400 million.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2004, the Fund paid $1,071,535 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.


                           36 | OPPENHEIMER VALUE FUND

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at October 31, 2004 for Class B, Class C and Class N shares were $2,650,135, $954,749 and $408,066, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                           CLASS A         CLASS B         CLASS C        CLASS N
                           CLASS A      CONTINGENT      CONTINGENT      CONTINGENT     CONTINGENT
                         FRONT-END        DEFERRED        DEFERRED        DEFERRED       DEFERRED
                     SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES  SALES CHARGES
                       RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY    RETAINED BY
YEAR ENDED             DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR    DISTRIBUTOR
-------------------------------------------------------------------------------------------------
October 31, 2004         $ 515,449         $ 2,362       $ 142,868        $ 14,466       $ 13,039

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the Manager paid the Fund $126,396, an amount equivalent to certain of such commissions incurred in prior years.


                           37 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended October 31, 2004, OFS waived $1,801, $535, and $1,403 for Class A, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ACQUISITION OF OPPENHEIMER TRINITY VALUE FUND AND OPPENHEIMER SELECT
MANAGERS SALOMON BROTHERS ALL CAP FUND

OPPENHEIMER TRINITY VALUE FUND. On September 18, 2003, the Fund acquired all of the net assets of Oppenheimer Trinity Value Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Trinity Value Fund shareholders on September 12, 2003. The Fund issued (at an exchange ratio of 0.462030 for Class A, 0.454702 for Class B, 0.467218 for Class C, 0.462387 for
Class N and 0.458575 for Class Y of the Fund to one share of Oppenheimer Value Fund 248,058; 113,904; 101,608; 31,233 and 33,446 shares of capital stock for
Class A, Class B, Class C, Class N and Class Y, respectively, valued at $4,532,025, $2,051,415, $1,804,555, $564,383 and $621,753 in exchange for the net assets, resulting in combined Class A net assets of $199,379,468, Class B net assets of $59,597,524, Class C net assets $31,165,757, Class N net assets of $6,114,820 and Class Y net assets of $2,499,533 on September 18, 2003. The net assets acquired included net unrealized appreciation of $721,866 and an unused capital loss carryforward of $2,018,832, potential utilization subject to tax limitations. The exchange qualified as a tax-free reorganization for federal income tax purposes.

--------------------------------------------------------------------------------
OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND. On November 6, 2003, the Fund acquired all of the net assets of Oppenheimer Select Managers Salomon Brothers All Cap Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Select Managers Salomon Brothers All Cap Fund shareholders on October 31, 2003. The Fund issued (at an exchange ratio of 0.516576 for Class A, 0.514763 for Class B, 0.521451 for Class C, 0.517683 for
Class N and 0.511551 for Class Y of the Fund to one share of Oppenheimer Value
Fund) 393,950; 286,209; 440,763; 452,633 and 51 shares of beneficial interest for Class A, Class B, Class C, Class N and Class Y, respectively, valued at $7,335,351, $5,246,208, $7,968,992, $8,332,974 and $969 in exchange for the net assets, resulting in combined Class A net assets of $227,060,486, Class B net assets of $66,085,206, Class C net assets of $41,217,738, Class N net assets of $15,907,953 and Class Y net assets of $2,648,868 on November 6, 2003. The net assets acquired included net unrealized appreciation of $2,862,951 and an unused capital loss carryforward of $2,523,977, potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                           38 | OPPENHEIMER VALUE FUND

--------------------------------------------------------------------------------
6. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine Directors/ Trustees of certain of the Funds (collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law. By order dated October 27, 2004, these six actions, and future related actions, were consolidated by the U.S. District Court for the Southern District of New York into a single consolidated proceeding in contemplation of the filing of a superseding consolidated and amended complaint.

      OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.


                           39 | OPPENHEIMER VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER SERIES FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Value Fund (one of the portfolios constituting the Oppenheimer Series Fund, Inc.), including the statement of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Value Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
December 16, 2004


                           40 | OPPENHEIMER VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends of $0.0463, $0.0688 and $0.1121 per share were paid to Class A, Class N and Class Y shareholders, respectively, on December 5, 2003, all of which was designated as ordinary income for federal income tax purposes.

      Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2004 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2004 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $7,441,939 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2005, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                           41 | OPPENHEIMER VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q -filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                           42 | OPPENHEIMER VALUE FUND

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD
FUND, LENGTH OF SERVICE, AGE   BY DIRECTOR; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY DIRECTOR
INDEPENDENT                    THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
DIRECTORS                      CO 80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL

CLAYTON K. YEUTTER,            Of Counsel (since June 1993) Hogan & Hartson (a law firm); a director (since 2002)
Chairman of the Board of       of Danielson Holding Corp. Formerly a director of Weyerhaeuser Corp. (1999-April
Directors (since 2003);        2004), Caterpillar, Inc. (1993-December 2002), ConAgra Foods (1993-2001), Texas
Director (since 1996)          Instruments (1993-2001) and FMC Corporation (1993-2001). Oversees 25 portfolios in
Age: 73                        the OppenheimerFunds complex.

ROBERT G. GALLI,               A trustee or director of other Oppenheimer funds. Oversees 35 portfolios in the
Director (since 1996)          OppenheimerFunds complex.
Age: 71

PHILLIP A. GRIFFITHS,          A director (since 1991) of the Institute for Advanced Study, Princeton, N.J., a
Director (since 1999)          director (since 2001) of GSI Lumonics, a trustee (since 1983) of Woodward Academy,
Age: 66                        a Senior Advisor (since 2001) of The Andrew W. Mellon Foundation. A member of: the
                               National Academy of Sciences (since 1979), American Academy of Arts and Sciences
                               (since 1995), American Philosophical Society (since 1996) and Council on Foreign
                               Relations (since 2002). Formerly a director of Bankers Trust New York Corporation
                               (1994-1999). Oversees 25 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                Formerly a Senior Vice President and General Auditor, American Express Company
Director (since 2004)          (July 1998-February 2003). Member of Trustees of the American Symphony Orchestra
Age: 62                        (October 1998 to present). Oversees 25 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                Director (since January 2002) Columbia Equity Financial Corp. (privately-held
Director (since 2002)          financial adviser); Managing Director (since January 2002) Carmona Motley, Inc.
Age: 52                        (privately-held financial adviser). Formerly a Managing Director of Carmona Motley
                               Hoffman Inc. (privately-held financial adviser) (January 1998-December 2001).
                               Oversees 25 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,            A director (since February 1972) of Dominion Resources, Inc. (electric utility
Director (since 1996)          holding company); formerly a director of Prime Retail, Inc. (real estate
Age: 77                        investment trust) and Dominion Energy, Inc. (electric power and oil & gas producer), President and Chief Executive Officer of The Conference Board, Inc.
                               (international economic and business research) and a director of Lumbermens Mutual
                               Casualty Company, American Motorists Insurance Company and American Manufacturers
                               Mutual Insurance Company. Oversees 25 portfolios in the OppenheimerFunds complex.

EDWARD V. REGAN,               President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
Director (since 1996)          director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB and
Age: 74                        GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College, Chairman of
                               Municipal Assistance Corporation for the City of New York, New York State
                               Comptroller and Trustee of New York State and Local Retirement Fund. Oversees 25
                               investment companies in the OppenheimerFunds complex.


                           43 | OPPENHEIMER VALUE FUND

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RUSSELL S. REYNOLDS, JR.,      Chairman (since 1993) of The Directorship Search Group, Inc. (corporate governance
Director (since 1996)          consulting and executive recruiting); a Life Trustee of International House
Age: 72                        (non-profit educational organization); a former trustee of The Historical Society of the Town of Greenwich. Oversees 25 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR            THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225
AND OFFICER                    LIBERTY STREET NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE TERM,
                               UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and director (since June 2001) and President
President and Director,        (since September 2000) of the Manager; President and a director or trustee of
Director (since 2001)          other Oppenheimer funds; President and a director (since July 2001) of Oppenheimer
Age: 55                        Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer
                               Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder
                               Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001) of
                               OppenheimerFunds Legacy Program (a charitable trust program established by the
                               Manager); a director of the following investment advisory subsidiaries of the
                               Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                               Corporation, Trinity Investment Management Corporation and Tremont Capital
                               Management, Inc. (since November 2001), HarbourView Asset Management Corporation
                               and OFI Private Investments, Inc. (since July 2001); President (since November 1,
                               2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.;
                               Executive Vice President (since February 1997) of Massachusetts Mutual Life
                               Insurance Company (the Manager's parent company); a director (since June 1995) of
                               DLB Acquisition Corporation (a holding company that owns the shares of Babson
                               Capital Management LLC); a member of the Investment Company Institute's Board of
                               Governors (elected to serve from October 3, 2003 through September 30, 2006).
                               Formerly, Chief Operating Officer (September 2000-June 2001) of the Manager;
                               President and trustee (November 1999-November 2001) of MML Series Investment Fund
                               and MassMutual Institutional Funds (open-end investment companies); a director
                               (September 1999-August 2000) of C.M. Life Insurance Company; President, Chief
                               Executive Officer and director (September 1999-August 2000) of MML Bay State Life
                               Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and
                               Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp).
                               Oversees 63 portfolios as Trustee/Director and 21 additional portfolios as Officer in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND           THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. LEAVY
                               AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY
                               10281-1008, AND FOR MR. WIXTED AND MR. VANDEHEY, 6803 S. TUCSON WAY, CENTENNIAL,
                               CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS EARLIER
                               RESIGNATION, DEATH OR REMOVAL.

CHRISTOPHER LEAVY,             Senior Vice President of the Manager since September 2000; an officer of 7
Vice President and Portfolio   portfolios in the OppenheimerFunds complex. Formerly a portfolio manager of
Manager (since 2000)           Morgan Stanley Dean Witter Investment Management (1997 - September 2000).
Age: 33


                           44 | OPPENHEIMER VALUE FUND

-----------------------------------------------------------------------------------------------------------------
BRIAN W. WIXTED,               Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer (since 1999)         of HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Age: 44                        Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
                               Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private
                               Investments, Inc. (since March 2000), of OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc (since May 2000), of OFI Institutional Asset Management, Inc.
                               (since November 2000), and of OppenheimerFunds Legacy Program (a Colorado
                               non-profit corporation) (since June 2003); Treasurer and Chief Financial Officer
                               (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager);
                               Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. Formerly
                               Assistant Treasurer of Centennial Asset Management Corporation (March 1999-October
                               2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and
                               Chief Operating Officer (March 1995-March 1999) at Bankers Trust Company-Mutual
                               Fund Services Division. An officer of 84 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since February
Secretary (since 2001)         2002) of the Manager; General Counsel and a director (since November 2001) of the
Age: 56                        Distributor; General Counsel (since November 2001) of Centennial Asset Management
                               Corporation; Senior Vice President and General Counsel (since November 2001) of
                               HarbourView Asset Management Corporation; Secretary and General Counsel (since
                               November 2001) of Oppenheimer Acquisition Corp.; Assistant Secretary and a
                               director (since October 1997) of OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc; Vice President and a director (since November 2001) of
                               Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of
                               Oppenheimer Real Asset Management, Inc.; Senior Vice President, General Counsel
                               and a director (since November 2001) of Shareholder Financial Services, Inc.,
                               Shareholder Services, Inc., OFI Private Investments, Inc. and OFI Trust Company;
                               Vice President (since November 2001) of OppenheimerFunds Legacy Program; Senior
                               Vice President and General Counsel (since November 2001) of OFI Institutional
                               Asset Management, Inc.; a director (since June 2003) of OppenheimerFunds (Asia)
                               Limited. Formerly Senior Vice President (May 1985-December 2003), Acting General
                               Counsel (November 2001-February 2002) and Associate General Counsel (May
                               1981-October 2001) of the Manager; Assistant Secretary of Shareholder Services,
                               Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                               1989-November 2001); and OppenheimerFunds International Ltd. (October
                               1997-November 2001). An officer of 84 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer (since March 2004) of the
Vice President and             Manager; Vice President (since June 1983) of OppenheimerFunds Distributor, Inc.,
Chief Compliance Officer       Centennial Asset Management Corporation and Shareholder Services, Inc. Formerly
(since 2004)                   (until February 2004) Vice President and Director of Internal Audit of the
Age: 54                        Manager. An officer of 84 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                           45 | OPPENHEIMER VALUE FUND

ITEM 2. CODE OF ETHICS

      The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

      The Board of Directors of the registrant has determined that Edward V. Regan, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Regan as the Audit Committee's financial expert. Mr. Regan is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

      (a)   Audit Fees

            The principal accountant for the audit of the registrant's annual financial statements billed $13,000 in fiscal 2004 and $10,000 in fiscal 2003.

      (b)   Audit-Related Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $5,000 in fiscal 2003.

            The principal accountant for the audit of the registrant's annual financial statements billed $39,500 in fiscal 2004 and no such fees in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions and internal control reviews.

      (c)   Tax Fees

            The principal accountant for the audit of the registrant's annual financial statements billed $6,250 in fiscal 2004 and no such fees during fiscal 2003 to the registrant.

            The principal accountant for the audit of the registrant's annual financial statements billed $6,000 in fiscal 2004 and $5,000 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

      (d)   All Other Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $52 in fiscal 2003.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include consultations regarding the registrant's retirement plan with respect to its directors.

      (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

            The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

            Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

            (2) 100%

      (f)   Not applicable as less than 50%.

      (g) The principal accountant for the audit of the registrant's annual financial statements billed $45,500 in fiscal 2004 and $16,302 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

      (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5. NOT APPLICABLE

ITEM 6. SCHEDULE OF INVESTMENTS

      Not applicable

ITEM 7. NOT APPLICABLE

ITEM 8. NOT APPLICABLE

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      At a meeting of the Board of Directors of the registrant held on February 18, 2004, the Board adopted (1) a policy that, should the Board determine that a vacancy exists or is likely to exist on the Board, the Governance Committee of the Board, which is comprised entirely of independent directors, shall consider any candidates for Board membership recommended by the registrant's security holders and (2) a policy that security holders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street - 11th Floor, New York, NY 10281-1008, to the attention of the Chair of the Governance Committee. Prior to February 18, 2004, the Board did not have a formalized policy with respect to consideration of security holder nominees or a procedure by which security holders may make their submissions. In addition to security holder nominees, the Governance Committee may also consider nominees recommended by independent Board members or recommended by any other Board members and is authorized under its Charter, upon Board approval, to retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also obtain legal, financial, or other external counsel that may be necessary or desirable in the screening process.

ITEM 10. CONTROLS AND PROCEDURES

      (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of October 31, 2004,
            registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

      (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

      (B)   EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)